CERTIFICATE B PLEDGE AGREEMENT

         THIS CERTIFICATE B PLEDGE AGREEMENT (together with all amendments, supplements and other modifications made from time to time, this "Pledge Agreement"), dated as of October 14, 1998, made by BROOKDALE LIVING COMMUNITIES OF NEW MEXICO -SF, INC., a Delaware corporation (the "Pledgor"), in favor of THE PDL BUSINESS TRUST, a Delaware business trust (the "Pledgee"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as valuation agent (in such capacity, the "Valuation Agent") and LASALLE NATIONAL BANK, a national banking association, as collateral account bank (the "Custodian").


                              W I T N E S S E T H:


         WHEREAS, as a condition to the occurrence of the Acquisition Date under the Lease dated as of October 14, 1998 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Lease"), between the Pledgor, as Lessee and the Pledgee, as Lessor, the Pledgor is required to execute and deliver this Pledge Agreement;

         WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

         WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial benefits from the transactions contemplated by the Lease; and

         WHEREAS, the Valuation Agent and the Custodian have agreed to perform certain services on behalf of the Pledgor and the Pledgee;

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:


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                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Certain Terms. Capitalized terms used but not otherwise defined in this Pledge Agreement have the respective meanings specified in Appendix 1 to the Lease and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Pledge Agreement.


                                   ARTICLE II

                                     PLEDGE

         SECTION 2.1 Grant of Security Interest.

                  (a) The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Pledgee and hereby grants to the Pledgee a continuing security interest in, all of its right, title and interest in, to and under the Certificate B, a copy of which is annexed hereto as Schedule I, and any replacement Certificate B to be provided pursuant to Section 7.13 hereof (the "Certificate Collateral").

                  (b) The Pledgor hereby further pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Pledgee and the Custodian on behalf of the Pledgee and hereby grants to the Pledgee and the Custodian a continuing security interest, pursuant to the Uniform Commercial Code as in effect in the State of Illinois (including
         Section 9-302 thereof), in all of its right, title and interest in, to and under the Collateral Account (as hereinafter defined) and all moneys and funds from time to time credited to or on deposit in the Collateral Account (the foregoing being referred to herein as the "Account Funds"). The Certificate Collateral and the Account Funds are hereinafter collectively referred to as the "Collateral".

         Notwithstanding the foregoing, the Pledgor and Pledgee agree that the Pledgor shall be entitled to receive any and all proceeds, interest, or profits paid in respect of the Certificate Collateral ("Earnings"). The Pledgee agrees to release all such Earnings to the Pledgor upon each Payment Date on which Lessor Basic Rent is due; provided, however, that the Pledgor shall not have rights to Earnings during the continuance of an Event of Default or the failure by the Pledgor to satisfy the Collateral Requirement in accordance with Section
2.7. The Pledgee hereby agrees to distribute any Earnings in its possession to the Pledgor in accordance with the preceding sentence.


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         SECTION 2.2 Security for Obligations.  The security interest granted by the Pledgor hereunder secures the satisfaction in full of all the Pledgor's payment and non-payment obligations to Pledgee under the Operative Documents, including, without limitation, the obligation to pay SELCO Basic Rent, Lessor Basic Rent, Equity Balance and Supplemental Rent (to the extent the Lessor is entitled to receive Supplement Rent) (collectively, the "Obligations").

         SECTION 2.3 Delivery of Certificate Collateral. All certificates or instruments representing or evidencing any Certificate Collateral, shall be delivered to and held by or on behalf of the Pledgee pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Pledgee.

         SECTION 2.4 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Certificate Collateral and the Account Funds and shall

                  (a) remain in full force and effect until payment in full of all Obligations, payment in full of the Equity Balance or the Pledgee realizes on the Certificate Collateral and the Account Funds in accordance with Section 6.1,

                  (b)  be  binding   upon  the  Pledgor   and  its   successors,
transferees and assigns, and

                  (c) inure to the benefit of the Pledgee.

Upon the payment in full of all Obligations or payment in full of the Equity Balance, the security interest granted herein shall terminate and all rights to the Collateral (including all interest or income paid in respect thereto) shall revert to the Pledgor. Upon any such termination, (i) the Pledgee will, at the sole expense of the Pledgor, and upon written instruction of the Pledgor, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Certificate Collateral pledged by the Pledgor hereunder (including all such interest or income), together with all other Collateral held by the Pledgee hereunder and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and (ii) direct the Custodian to remit to the Pledgor all funds in the Collateral Account.

         SECTION 2.5 Security Interest Absolute. All rights of the Pledgee and the security interests granted hereunder to the Pledgee and the Custodian on the Pledgee's behalf, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Pledge Agreement or any other Operative Document,


                                       -3-



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                  (b) the  failure of the  Pledgee to assert any claim or demand or to enforce any right or remedy against the Pledgor or any other Person under the provisions of any Operative Document or otherwise,

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of obligations the Obligations or any other extension, compromise or renewal of any Obligation,

                  (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Pledgee or otherwise,

                  (e)  any   amendment   to,   rescission,   waiver,   or  other
         modification of, or any consent to departure from, any of the terms of the any Operative Document,

                  (f) any addition, exchange, release, surrender or non-perfection of any Collateral, or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Pledgor or Pledgee or any other Person.

         SECTION 2.6 Waiver of Subrogation. The Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Pledgee or any other Person that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy against the Pledgee or any other Person or any collateral which the Pledgee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Pledgee or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full, such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Pledgee, and shall forthwith be paid to the Pledgee to be credited and applied upon the Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Pledge

Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.7 Valuation of Collateral.

                  (a) The Valuation Agent shall determine on the first Wednesday of each month (or if such day is not a Business Day, the following Business Day) (the date of such valuation being a "Valuation Date") (i) the amount of the Certificate B (inclusive of principal and exclusive of undistributed Earnings) as of the Valuation Date (the "Certificate Value"), (ii) by obtaining values from the issuer of the Certificate B and at least one reputable broker of certificates of deposit, the fair market sales value of the Certificate B if sold as of the Valuation Date which fair market sales value shall be equal to the higher of the two values received (the "Sales Value") and (iii) the rating of the provider of the Certificate B from a source the Valuation Agent deems appropriate. Each such valuation of Certificate B by the Valuation Agent shall be binding on the Pledgor and the Pledgee, absent manifest error. On any Valuation Date, in the event that the Sales Value plus any Account Funds in the Collateral Account is less than the Certificate Value (a "Deficiency"), the Valuation Agent shall give written notice in such form as the Valuation Agent deems appropriate of such Deficiency within two (2) Business Days after the Valuation Date via (i) overnight mail or hand delivery and (ii) facsimile transmission, to each of the Pledgee, the Custodian and the Pledgor (a "Deficiency Notice"). Notice in accordance with the previous sentence shall be provided by the Valuation Agent in such form as the Valuation Agent deems appropriate in the event that the rating of the provider of the Certificate B is less than "A" (or an equivalent thereto) (a "Rating Notice"). Upon the written request of the Valuation Agent, approved in writing by the Pledgee and SELCO Service Corporation ("SELCO"), the frequency of the Valuation Date may be modified from time to time.

                  (b) The Pledgor shall  promptly,  but in any event within five
         (5)  Business  Days after  receipt of a  Deficiency  Notice  (facsimile confirmation receipt by the Valuation Agent being deemed receipt of notice by the Pledgor, the Pledgee and the Custodian), wire transfer additional Account Funds in U.S. Dollars to the Collateral Account in an amount equal to or exceeding the Deficiency. The Pledgor's obligation to deposit such Account Funds in the Collateral Account is hereinafter referred to as the "Collateral Requirement." The Valuation Agent agrees to contact the Custodian (and the Custodian agrees to promptly furnish such information) on the last day that each Collateral Requirement is required to be satisfied to verify the satisfaction of same by the Pledgor and to immediately notify the Pledgor and the Pledgee in the manner described in Section 2.7(a) of the Pledgor's failure to satisfy the Collateral Requirement. The Pledgor's failure to satisfy the Collateral Requirement shall result in the Pledgee having the immediate right to the Certificate Collateral and Account Funds in accordance with Section 6.1.

                  (c) On any Valuation Date, in the event that the Sales Value plus the Account Funds then held in the Collateral Account, equals or exceeds the Certificate Value (such

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




         excess being referred to herein as the "Excess") and no Event of Default described in Section 6.1 or Default relating thereto shall have occurred and be continuing, the Valuation Agent shall provide written notice of such Excess in such form as the Valuation Agent deems appropriate (the "Excess Notice") within two (2) Business Days after the Valuation Date in the manner described in Section 2.7(a) to each of the Pledgor, the Pledgee and the Custodian. The Custodian shall remit to the Pledgor (to an account designated by Pledgor from time to time) within three (3) Business Days after its receipt of the Excess Notice (facsimile confirmation receipt by the Valuation Agent being deemed receipt of notice by the Pledgor, Pledgee and the Custodian) funds in the Collateral Account equal to the Excess, so that after distributing such funds the sum of the Sales Value plus the Account Funds in the Collateral Account will equal the Certificate Value.

         SECTION 2.8 Collateral Account.

                  (a) The Custodian shall establish a trust account at its branch located at 135 S. LaSalle Street, Chicago, Illinois, 60603, in the name of the Pledgee for the benefit of the Pledgee (the "Collateral Account") and invest any Account Funds in the Custodian's ABN AMRO Treasury Money Market Fund or in any other fund or investment with a rating of "A" or better which is available through the Custodian. If an Event of Default described in Section 6.1 exists or the Pledgor has failed to comply with the Collateral Requirement in accordance with
         Section 2.7, the Pledgee may provide written notice to the Custodian instructing the Custodian to withdraw and release all Account Funds to the Pledgee. Until the Obligations are paid in full, the Pledgor shall have no right to make withdrawals from the Collateral Account or to otherwise exercise any control with respect to any property from time to time on deposit in or credited to the Collateral Account. The Custodian agrees to respond to reasonable inquiries no more frequently than once every two weeks of the Pledgor, the Pledgee and the Valuation Agent as to the balance of the Collateral Account.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1 Warranties, etc. The Pledgor represents and warrants for itself unto the Pledgee as at the date of each pledge and delivery hereunder by the Pledgor to the Pledgee of any Certificate Collateral and Account Funds pledged by the Pledgor pursuant to this Pledge Agreement as follows:

                  (a) Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) the

         Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Pledgee.

                  (b) Valid Security Interest. The delivery of the Certificate Collateral to the Pledgee and the Account Funds to the Custodian are each effective to create a valid, perfected, first priority security interest in such Certificate Collateral and Account Funds and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

                  (c) Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

                           (i) for the pledge by the Pledgor of the  Certificate
                  Collateral or Account Funds pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

                           (ii) for the  exercise  by the  Pledgee of any of the
                  rights provided for in this Pledge Agreement, or, except as may be required in connection with a disposition of any Certificate Collateral by laws affecting the offering and sale of securities generally, the remedies in respect of the Certificate Collateral pursuant to this Pledge Agreement.


                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1 Certain Covenants.

                  (a) The Pledgor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or unfulfilled:

                           (i) except as permitted by the  Operative  Documents,
                  it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral owned by it (except in favor of the Pledgee hereunder);

                           (ii) the  Pledgor  will  warrant and defend the right
                  and title herein granted unto the Pledgee and the Custodian in and to the Certificate Collateral and the Account Funds, respectively (and all right, title, and interest represented by the

                  Certificate Collateral and the Account Funds) against the claims and demands of all Persons whomsoever;

                           (iii) at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                  (b) Each of the Pledgee and the Pledgor covenants to the Valuation Agent and the Custodian that it will provide the Valuation Agent and the Custodian with prompt written notice of an Event of Default that occurs during the term of this Pledge Agreement and of any cure of any such Event of Default and notice of a failure of the Pledgor to satisfy the Collateral Requirement.


                                    ARTICLE V

                                   THE PLEDGEE

         SECTION 5.1 Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence and during the continuance of any Event of Default described in Section 6.1 or upon the Pledgor's failure to comply with the Collateral Requirement, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement with respect to the Collateral, including without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

                  (c) to file any claims or take any action or institute any proceedings which the Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Pledgee with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

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




         SECTION 5.2 Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.3.


                                   ARTICLE VI

                                    REMEDIES

         SECTION 6.1 Certain Remedies. If any Event of Default exists (other than an Uncurable Event of Default (as defined in the Heller Leasehold Mortgage)) or if the Pledgor has failed to comply with the Collateral Requirement in accordance with Section 2.7 or if the Pledgor fails to pay the Custodian its fees in accordance with Section 6.4 within sixty (60) days of the date same is due or if a successor provider of the Certificate B is not obtained in accordance with Section 9.13 within ten (10) Business Days of the receipt by the Pledgee of the Rating Notice:

                  (a) The Pledgee may exercise in respect of the Certificate Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Certificate Collateral) and also may, without notice except as specified below, sell or redeem, as applicable, the
         Certificate Collateral or any part thereof (to the extent the Certificate Collateral can be used to satisfy the obligations of the Pledgor pursuant to Section 2.2 of this Pledge Agreement), for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable. Further, the Pledgee may distribute the Certificate Collateral in any manner it deems appropriate upon seizing the Certificate Collateral.

                  (b) The Pledgee may (to the extent the Collateral is necessary to satisfy the Pledgor's Obligations pursuant to Section 2.2 hereof):

                           (i) transfer all or any part of the  Collateral  into
                  the name of its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

                           (ii) notify the parties obligated on any of the Collateral to make payment to the Pledgee of any amount due or to become due thereunder,

                           (iii) enforce  collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  the Pledgor's name to allow collection of the Collateral,

                           (v) take control of any  proceeds of the  Collateral,
                  and

                           (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, instruments of conveyance or transfer with respect to all or any of the Collateral.

                  (c) The Pledgee may exercise in respect of the Account Funds, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in the State of Illinois (whether or not same applies to the Account Funds).

         SECTION 6.2 Securities Laws. If the Pledgee shall exercise its right to sell all or any of the Certificate Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Pledgee, the Pledgor will, at its own expense do or cause to be done all such acts and things as may be necessary to make such sale of the Certificate Collateral owned by the Pledgor or any part thereof valid and binding and in compliance with applicable law.

         SECTION 6.3 Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Pledgee, the Valuation Agent and the Custodian from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement) except claims, issues or liabilities of the Custodian and the Valuation Agent resulting from the Custodian's or the Valuation Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Pledgee, the Valuation Agent and Custodian the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Pledgee, the Valuation Agent or Custodian may incur in connection with:

                  (a)  the administration of this Pledge Agreement;

                  (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

                  (c)  the  exercise  or   enforcement  of  any  of  its  rights
         hereunder; or

                  (d) the failure by the Pledgor to perform or observe any of the provisions hereof.


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




         SECTION 6.4 Fees of Custodian and Valuation Agent. The Pledgor agrees to pay the Valuation Agent fees in accordance with the terms of the Trustee Fee Agreement and the fees of the Custodian in the amount of $1,500 per annum during the term of this Pledge Agreement, payable annually in advance commencing on the effective date of this Pledge Agreement.


                                   ARTICLE VII

                                  THE CUSTODIAN

         SECTION 7.1  Custodian Appointed Attorney-in-Fact and Agent.

                  (a) The Pledgor hereby irrevocably appoints the Custodian the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time during which an Event of Default described in Section 6.1 exists (the Custodian being entitled to rely upon a notice from Pledgee that such Event of Default exists) or upon the Pledgor's failure to comply with the Collateral Requirement in accordance with the terms hereof, to take any action and to execute any instrument as directed by the Pledgee to accomplish the purposes of this Pledge Agreement with respect to the Account Funds, including without limitation:

                           (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Account Funds;

                           (ii) to receive,  endorse,  and collect any drafts or
                  other instruments, documents and chattel paper, in connection with clause (a) above; and

                           (iii) to file any claims or take any action or institute any proceedings as directed by the Pledgee for the collection of any of the Account Funds or otherwise to enforce the rights of the Custodian with respect to any of the Account Funds.

         The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

                  (b) The Pledgee hereby appoints the Custodian as the Pledgee's agent for retaining physical possession of the Account Funds in accordance with the terms of this Pledge Agreement. All Account Funds shall be segregated from all other property, including, without limitation, that of the Pledgor and the Pledgee.

         SECTION 7.2 Custodian May Perform. If the Pledgor fails to perform any agreement contained herein with respect to the Account Funds, the Custodian may itself perform, or cause performance of, such agreement, and the expenses of the Custodian incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.3.

         SECTION 7.3 No Duty.

                  (a) The powers conferred on the Custodian hereunder are solely to protect the interests of the Pledgee in the Account Funds, and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Account Funds in its possession by the Custodian and the accounting by the Custodian for moneys actually received by it hereunder, the Custodian shall not have any duty as to any Account Funds or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Account Funds.

                  (b) Notwithstanding anything to the contrary, the Custodian shall have no duties, obligations or responsibilities except as expressly set forth in this Pledge Agreement. Except as set forth in this Pledge Agreement, the Custodian shall have no fiduciary duty, obligation or responsibility in respect of any party hereto or any indirect beneficiary of this Pledge Agreement or the Account Funds.

         SECTION 7.4 Reasonable Care. The Custodian is required to exercise reasonable care in the custody and preservation of any of the Account Funds in its possession; provided, however, the Custodian shall be deemed to have exercised reasonable care in the custody and preservation of any of the Account Funds, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default described in Section 6.1, but failure of the Custodian to comply with any such request at any time shall not in itself be deemed a failure to have exercised reasonable care but shall be used as a factor in determining whether the Custodian has exercised reasonable care. The Custodian agrees to exercise the same degree of care as customarily exercised by the Custodian generally when acting in such capacity for similar property in exercising its duties under this Pledge Agreement.

         SECTION 7.5 Successor Custodian. At any time, the Pledgor shall have the right to appoint a successor custodian to replace LaSalle National Bank (or any successor Custodian) as the Custodian hereunder, so long as such successor custodian is approved by the Pledgee and SELCO, each of which approval shall not be unreasonably withheld. The Pledgor shall give the Custodian at least 30 days' prior written notice of the appointment and approval of a successor custodian. At any time, the Custodian shall have the right to resign as Custodian by giving the Pledgor and the Pledgee at least 30 days' prior written notice. Prior to the date of the Custodian's resignation, the Pledgor shall notify the Custodian of the successor custodian appointed by the Pledgor and approved by the Pledgee and SELCO. Upon such appointment of a successor custodian, such custodian shall succeed to the rights, powers and duties of the Custodian, and the term "Custodian" shall mean successor custodian effective upon such appointment and approval, and the former Custodian's rights, powers and duties as the Custodian shall be terminated, without any other or further act or deed on the part of such former Custodian or any of the parties to this Pledge Agreement.

                                  ARTICLE VIII

                               THE VALUATION AGENT

         SECTION 8.1 Successor Valuation Agent. At any time, the Pledgor shall have the right to appoint a successor valuation agent to replace Wilmington Trust Company (or any successor Valuation Agent) as the Valuation Agent hereunder, so long as such successor valuation agent is approved by the Pledgee and SELCO, each of which approval shall not be unreasonably withheld. The Pledgor shall give the Valuation Agent at least 30 days' prior written notice of the appointment and approval of a successor valuation agent. At any time, the Valuation Agent shall have the right to resign as Valuation Agent by giving the Pledgor and the Pledgee at least 30 days' prior written notice. Prior to the date of the Valuation Agent's resignation, the Pledgor shall notify the Valuation Agent of the successor valuation agent appointed by the Pledgor and approved by the Pledgee and SELCO. Upon such appointment of a successor valuation agent, such valuation agent shall succeed to the rights, powers and duties of the Valuation Agent, and the term "Valuation Agent" shall mean successor valuation agent effective upon such appointment and approval, and the former Valuation Agent's rights, powers and duties as the Valuation Agent shall be terminated, without any other or further act or deed on the part of such former Valuation Agent or any of the parties to this Pledge Agreement.

         SECTION 8.2 No Duty. Notwithstanding anything to the contrary, the Valuation Agent shall have no duties, obligations or responsibilities except as expressly set forth in this Pledge Agreement. Except as set forth in this Pledge Agreement the Valuation Agent shall have no fiduciary duty, obligation or responsibility in respect of any party hereto or any indirect beneficiary of this Pledge Agreement or the Collateral.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         SECTION 9.1 Operative Document. This Pledge Agreement is an Operative Document executed pursuant to the Lease and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Lease.

         SECTION 9.2 Successors, Transferees and Assigns. This Pledge Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Pledgee and its successors and permitted assigns. Except as provided in the Lessor Pledge Agreement, without the express written consent of the Pledgor, which shall not be unreasonably withheld, the Pledgee shall not have the right to assign this Pledge Agreement to any person or entity which is not the Lessor under the Lease.

         SECTION 9.3 Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that any such amendment or waiver shall be consented to by SELCO, which consent shall not be unreasonably withheld.

         SECTION 9.4 Protection of Collateral. The Pledgee may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default described in Section 6.1) and the Pledgee may from time to time take any other action which the Pledgee reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

         SECTION 9.5  Addresses  for Notices.  All notices,  demands,  requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile) and directed (a) in the case of the Pledgee or the Pledgor, to the respective address or facsimile number described in, and deemed received in accordance with the provisions of, Section 33.4 of the Lease, (b) in the case of the Valuation Agent, to Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, facsimile number (302) 427-4605, telephone number (302) 651-1913, Attention: Custody Department and (c) in the case of the Custodian, to LaSalle National Bank, 135 S. LaSalle Street, Suite 1960, Chicago, Illinois, 60603, facsimile number (312) 904-2236, telephone number (312) 904-2970, Attention: Erik Benson, Corporate Trust Officer; provided, however, that all such notices and other communications given by one by party hereto to another in connection with this Pledge Agreement shall be given to all other parties hereto.

         SECTION 9.6 No Waiver; Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 9.7 Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

         SECTION 9.8 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         SECTION 9.9 Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF THE CREATION AND PERFECTION OF THE SECURITY INTEREST GRANTED UNDER THIS PLEDGE AGREEMENT WITH RESPECT TO THE COLLATERAL AND ACCOUNT FUNDS, SUCH MATTERS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE AND THE STATE OF ILLINOIS, RESPECTIVELY.

         SECTION 9.10 Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGEE ENTERING INTO THE LEASE.

         SECTION 9.11 Execution in Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 9.12 [Intentionally omitted].

         SECTION 9.13 Replacement of Issuing Bank; Replacement of Certificate B.

                  (a) The parties hereto hereby agree that if, at any time, (a) Fleet National Bank or a successor provider of the Certificate B cannot continue to provide the Certificate B or fails to maintain a rating of "A" (or an equivalent thereto) or better with a nationally recognized rating agency, or (b) the Pledgor and the Pledgee agree that another provider of the Certificate B would be more satisfactory to their needs, the parties shall, at Pledgor's cost and expense, arrange for a substitute financial institution with a rating meeting such standard to issue an investment certificate bearing interest at a rate no less than that of the Certificate B and having the same maturity date of the Certificate B.

                  (b) The Pledgor shall provide to the Pledgee at the time of delivery of any replacement Certificate B a Responsible Employee's Certificate whereby a Responsible Employee shall certify that the Pledgor is solvent as of such date. Upon receipt by the Pledgee of the aforementioned Responsible Employee's Certificate and the replacement Certificate B, the Pledgee shall transfer to the Pledgor the original Certificate B (or a replacement provided pursuant to Section 9.13(a)) in the manner so instructed by the Pledgor . The parties hereto agree that all references in this Pledge Agreement to the Certificate B shall include any replacement thereof in accordance with the terms hereof and all security interests and rights granted hereunder with respect to the original Certificate B shall apply to any replacement Certificate B.

         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                BROOKDALE LIVING COMMUNITIES
                                    OF NEW MEXICO - SF, INC.,
                                    as Pledgor



                                By:
                                      Name:
                                      Title:


                                THE PDL BUSINESS TRUST, as Pledgee

                                By Wilmington Trust Company, not in its
                                    individual capacity but solely as trustee under the Trust Agreement


                                By:
                                      Name:
                                      Title:



                                WILMINGTON TRUST COMPANY,
                                    as Valuation Agent


                                By:
                                      Name:
                                      Title:

                                LASALLE NATIONAL BANK, as
                                Custodian

                                By:
                                      Name:
                                      Title:


ACKNOWLEDGED AND AGREED TO BY:

SELCO SERVICE CORPORATION


By: ________________________________
       Name:
       Title:

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT


                             [Copy of Certificate B]